UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

ABM INDUSTRIES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8929	94-1369354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza 7th Floor
New York, New York		10006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 297-0200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ABM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of ABM Industries Incorporated (the “Company” or “ABM”) held on March 25, 2026, the Company’s stockholders voted on the matters outlined in ABM’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on February 13, 2026.

(1)

The following persons were elected to serve as directors of ABM by a vote of ABM’s stockholders, each to serve for a term ending at the ABM annual meeting of stockholders in the year 2027 and until his or her successor is duly elected and qualified: Quincy L. Allen, LeighAnne G. Baker, Carol A. Clements, Donald F. Colleran, James D. DeVries, Art A. Garcia, Thomas M. Gartland, Jill M. Golder, Barry A. Hytinen, Sudhakar Kesavan, Scott Salmirs and Winifred M. Webb.

Nominee	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	50,319,257	377,274	14,441	4,169,359
LeighAnne G. Baker	50,556,729	141,544	12,699	4,169,359
Carol A. Clements	50,642,405	54,975	13,592	4,169,359
Donald F. Colleran	50,623,625	71,907	15,440	4,169,359
James D. DeVries	50,452,351	244,104	14,517	4,169,359
Art A. Garcia	46,431,962	4,262,340	16,670	4,169,359
Thomas M. Gartland	50,375,053	321,994	13,925	4,169,359
Jill M. Golder	50,579,651	105,404	25,917	4,169,359
Barry A. Hytinen	50,648,006	47,948	15,018	4,169,359
Sudhakar Kesavan	49,932,580	756,210	22,182	4,169,359
Scott Salmirs	50,632,069	64,907	13,996	4,169,359
Winifred M. Webb	49,721,579	976,779	12,614	4,169,359

(2)	The stockholders approved, on an advisory basis, ABM’s executive compensation.

For	Against	Abstain	Broker Non-Votes
48,442,064	2,231,511	37,397	4,169,359

(3)	The stockholders ratified the appointment of KPMG LLP as ABM’s independent registered public accounting firm for fiscal year 2026.

For	Against	Abstain
52,415,179	2,426,546	38,606

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Date:	March 25, 2026	By:	/s/ David R. Goldman
David R. Goldman Vice President and Corporate Secretary